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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
821 17th Street Denver, Colorado 80202 (Address of principal executive offices and zip code)
(303) 293-2265 Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

          99.1—Press release issued by the Registrant on July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On July 17, 2003, the Registrant issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
By:	/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and Chief Financial Officer

Date: July 18, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Registrant on July 17, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX